Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions

9. Related Party Transactions

During 2019, the Company engaged EVERSANA Life Science Services, LLC, or EVERSANA, to provide certain marketing services to the Company. Leana Wood, the spouse of Todd Wood, the Company’s Chief Commercial Offer, is an employee of EVERSANA. The Company incurred $0.4 million and $0 in costs for the year ended December 31, 2019 and 2018, respectively.

On October 1, 2019, we entered into a consulting agreement with Michael Dobak pursuant to which we will compensate Michael Dobak, in an amount not to exceed $100,000, for certain public relations and marketing services. Michael Dobak is the brother of Dr. John Dobak, the Company’s Chief Executive Officer. The Company incurred $20,000 and $0 in costs for the year ended December 31, 2019 and 2018, respectively.

There were no other related party transactions identified in 2019 or 2018.